UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2014 (September 26, 2014)

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.
On September 29, 2014, Pebblebrook Hotel Trust (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Company’s declaration of trust, as amended and supplemented (the “Declaration of Trust”), classifying and designating an additional 1,200,000 of the Company’s authorized preferred shares of beneficial interest, $0.01 par value per share, as 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series C Preferred Shares”). As set forth in the Articles Supplementary, the additional Series C Preferred Shares have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series C Preferred Shares set forth in the Declaration of Trust.
A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Item 7.01. Regulation FD Disclosure.
On September 30, 2014, the Company issued a press release relating to the closing of the underwritten public offering of its Series C Preferred Shares described under Item 8.01 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On September 30, 2014, the Company announced that it will report financial results for the third quarter 2014 on Thursday, October 23, 2014, after the market closes. The Company will conduct its quarterly conference call on Friday, October 24, 2014, at 9:00 AM EDT.

To participate in the conference call, please follow the steps listed below:

On Friday, October 24, 2014, dial (888) 539-3678 approximately ten minutes before the call begins (8:50 AM EDT);

Tell the operator that you are calling for Pebblebrook Hotel Trust’s Third Quarter 2014 Earnings Conference Call;

State your full name and company affiliation and you will be connected to the call.

A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to http://www.pebblebrookhotels.com ten minutes prior to the call. A replay of the conference call webcast will be archived and available online through the Investor Relations section of http://www.pebblebrookhotels.com.

Item 8.01. Other Events.
On September 26, 2014, the Company and its operating partnership, Pebblebrook Hotel, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC relating to the issuance and sale of 1,000,000 Series C Preferred Shares at a price of $24.50 per share. The closing of the offering occurred on September 30, 2014. Upon completion of the offering, there were 5,000,000 Series C Preferred Shares outstanding.
The 1,000,000 Series C Preferred Shares issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3 (Registration No. 333-194316), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on March 4, 2014.
The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated September 26, 2014, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated herein by reference.
In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K the opinions of Venable LLP, its Maryland counsel, and Hunton & Williams LLP, its tax counsel, respectively.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 26, 2014, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and Wells Fargo Securities, LLC
3.1
Articles Supplementary to the Declaration of Trust of the Registrant designating additional 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series C Preferred Shares”)

5.1	Opinion of Venable LLP, dated September 30, 2014, regarding the legality of the Series C Preferred Shares
8.1	Opinion of Hunton & Williams LLP, dated September 30, 2014, regarding certain tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)
99.1	Press release, dated September 30, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

September 30, 2014	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 26, 2014, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and Wells Fargo Securities, LLC
3.1	Articles Supplementary designating additional 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series C Preferred Shares”)
5.1	Opinion of Venable LLP, dated September 30, 2014, regarding the legality of the Series C Preferred Shares
8.1	Opinion of Hunton & Williams LLP, dated September 30, 2014, regarding certain tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)
99.1	Press release, dated September 30, 2014.